Prospectus

January 30, 2001, as revised June 30, 2001

Putnam American Government Income Fund

Class Y shares
Investment Category: Income

This prospectus explains what you should know about this mutual fund before you invest. Please read it carefully.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


    CONTENTS

 2  Fund summary

 2  Goal

 2  Main investment strategies

 2  Main risks

 3  Performance information

 3  Fees and expenses

 4  What are the fund's main investment strategies and related risks?

 6  Who manages the fund?

 6  How does the fund price its shares?

 7  How do I buy fund shares?

 7  How do I sell fund shares?

 9  How do I exchange fund shares?

10  Fund distributions and taxes

Putnam Defined Contribution Plans


[SCALE LOGO OMITTED]


Fund summary

GOAL

The fund seeks high current income with preservation of capital as its secondary objective.

MAIN INVESTMENT STRATEGIES -- U. S. GOVERNMENT BONDS

We invest mainly in bonds that:

* are obligations of the U.S. government, its agencies and instrumentalities,

* are backed by the full faith and credit of the United States, such as U.S. Treasury bonds and Ginnie Mae mortgage-backed bonds, or by the credit of a federal agency or government sponsored entity, such as Fannie Mae mortgage-backed bonds, and

* have intermediate to long-term maturities (three years or longer).

We may also invest in mortgage-backed investments of private issuers rated AAA or its equivalent, at the time of purchase, by a nationally recognized securities rating agency, or if unrated, that we determine to be of comparable quality.

MAIN RISKS

The main risks that could adversely affect the value of this fund's shares and the total return on your investment include:

* The risk that the issuers of the fund's investments will not make timely payments of interest and principal. This credit risk is higher for debt that is not backed by the full faith and credit of the U.S. government.

* The risk that movements in financial markets will adversely affect the value of the fund's investments. This risk includes interest rate risk, which means that the prices of the fund's investments are likely to fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

* The risk that, compared to other debt, mortgage-backed investments may increase in value less when interest rates decline, and decline in value more when interest rates rise.

You can lose money by investing in the fund. The fund may not achieve its goal and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund's risks. The chart shows year-to-year changes in the performance of one of the fund's classes of shares, class Y shares. The table following the chart compares the fund's performance to that of a broad measure of market performance. Of course, a fund's past performance is not an indication of future performance.


[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS]

CALENDAR YEAR TOTAL RETURNS

1991          9.18%
1992          6.01%
1993          6.00%
1994         -2.89%
1995         18.35%
1996          2.29%
1997          9.23%
1998          8.54%
1999         -3.09%
2000         11.97%


During the periods shown in the bar chart, the highest return for a quarter was 6.40% (quarter ending 6/30/95) and the lowest return for a quarter was -2.91% (quarter ending 3/31/94).

Performance information shown for periods prior to their inception of class Y shares on June 30, 2001, is derived from the historical performance of the fund's class A shares (not offered by this prospectus). Performance of class Y shares does not reflect the initial sales charge currently applicable to class A shares or differences in operating expenses which, for class Y shares, are lower than the operating expenses applicable to class A shares.

Average Annual Total Returns (for periods ending 12/31/00)
-------------------------------------------------------------------------------
                                  Past       Past       Past
                                 1 year     5 years   10 years
-------------------------------------------------------------------------------
Class Y                          11.97%      5.64%      6.38%
Lehman Brothers Intermediate
Treasury Bond Index              10.25%      6.13%      7.17%
-------------------------------------------------------------------------------

The fund's performance is compared to the Lehman Brothers Intermediate Treasury Bond Index, an unmanaged index of publicly issued U.S. Treasury obligations with maturities of up to ten years.

Fees and expenses

This table summarizes the fees and expenses you may pay if you invest in class Y shares of the fund. Expenses are based on the fund's last fiscal year.

-------------------------------------------------------------------------------
Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
-------------------------------------------------------------------------------
                                                          Total Annual
                                Management    Other     Fund Operating
                                   Fees      Expenses      Expenses
-------------------------------------------------------------------------------
Class Y                           0.56%       0.16%          0.72%
-------------------------------------------------------------------------------

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that you invest $10,000 in the fund for the time periods shown and then redeem all your shares at the end of those periods. It also assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. The example is hypothetical; your actual costs and returns may be higher or lower.

-------------------------------------------------------------------------------
                       1 year       3 years       5 years      10 years
-------------------------------------------------------------------------------
Class Y                 $74          $230          $401          $894
-------------------------------------------------------------------------------

What are the fund's main  investment strategies and  related risks?

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in U.S. government bonds. Under normal market conditions we invest at least 65% of the fund's total assets in U.S. government securities. We may invest up to 35% of its total assets in mortgage-backed securities that are privately issued and not supported by the credit of any government agency or instrumentality. We will consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments.

A description of the risks associated with the fund's main investment strategies follows.

* Interest rate risk. The values of bonds and other debt usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument's value usually will not affect the amount of interest income paid to the fund, but will affect the value of the fund's shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give its issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

"Premium investments" offer interest rates higher than prevailing market rates. However, they involve a greater risk of loss, because their values tend to decline over time. You may find it useful to compare the fund's yield, which factors out the effect of premium investments, with its current dividend rate, which does not factor out that effect.

* Credit risk. U.S. government investments generally have the least credit risk but are not completely free of credit risk. Other bonds in which the fund may invest are subject to varying degrees of risk. These risk factors include the creditworthiness of the issuer and, in the case of mortgage-backed securities, the ability of the underlying borrowers to meet their obligations.

* Prepayment risk. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. We may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. They may increase the volatility of a fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

* Frequent trading. We may buy or sell investments relatively often, which involves higher brokerage commissions, and may increase the amount of taxes payable by shareholders.

* Other investments. In addition to the main investment strategies described above, we may also make other types of investments, such as investments in derivatives including futures, options, warrants, swap contracts, and zero-coupon bonds, which may be subject to other risks, as described in the fund's statement of additional information (SAI).

* Alternative strategies. At times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The fund's Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

Who manages the fund?

The fund's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee of 0.56% of average net assets for the fund's last fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109.

The following officer of Putnam Management has had primary responsibility for the day-to-day management of the fund's portfolio since the year shown below. His experience as a portfolio manager or investment analyst over at least the last five years is also shown.

-------------------------------------------------------------------------------
Manager                 Since    Experience
-------------------------------------------------------------------------------
Kevin M. Cronin          1998   1997 - Present       Putnam Management
Managing Director               Prior to Feb. 1997   MFS Investment Management
-------------------------------------------------------------------------------


How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value.

How do I buy fund shares?

All orders to purchase shares must be made through your employer's retirement plan. For more information about how to purchase shares of the fund through your employer's plan or limitations on the amount that may be purchased, please consult your employer.

Putnam Retail Management generally must receive your plan's completed buy order before the close of regular trading on the New York Stock Exchange for shares to be bought at that day's offering price.

To eliminate the need for safekeeping, the fund will not issue certificates for shares.

The fund may periodically close to new purchases of shares or refuse any order to buy shares if Putnam Management determines that doing so would be in the best interests of the fund and its shareholders.

* Eligible purchasers. A defined contribution plan (including a corporate
  IRA) is eligible to purchase class Y shares if

* the plan, its sponsor and other employee benefit plans of the sponsor invest at least $150 million in Putnam funds and other investments managed by Putnam Management or its affiliates, or

* the plan's sponsor confirms a good faith expectation that investments in Putnam-managed assets by the sponsor and its employee benefit plans will attain $150 million (using the higher of purchase price or current market value) within one year of initial purchase, and agrees that class Y shares may be redeemed and class A shares purchased if that level is not attained.

College savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code and are approved by Putnam Retail Management are also eligible to purchase class Y shares.

How do I sell fund shares?

You can sell your shares back to the fund any day the New York Stock Exchange is open, either through your financial advisor or directly to the fund. Payment for redemption may be delayed until the fund collects the purchase price of shares, which may be up to 15 calendar days after the purchase date.

* Selling shares through your financial advisor. Your advisor must receive your request in proper form before the close of regular trading on the New York Stock Exchange for you to receive that day's NAV, less any applicable deferred sales charge. Your advisor will be responsible for furnishing all necessary documents to Putnam Investor Services on a timely basis and may charge you for his or her services.

* Selling shares directly to the fund. Putnam Investor Services must receive your request in proper form before the close of regular trading on the New York Stock Exchange in order to receive that day's NAV, less any applicable sales charge.

By mail. Send a letter of instruction signed by all registered owners or their legal representatives to Putnam Investor Services. If you have certificates for the shares you want to sell, you must include them along with completed stock power forms.

By telephone. You may use Putnam's telephone redemption privilege to redeem shares valued at less than $100,000 unless you have notified Putnam Investor Services of an address change within the preceding 15 days, in which case other requirements may apply. Unless you indicate otherwise on the account application, Putnam Investor Services will be authorized to accept redemption instructions received by telephone.

The telephone redemption privilege is not available if there are certificates for your shares. The telephone redemption privilege may be modified or terminated without notice.

* Selling shares by check. If you would like to use the check-writing service, mark the proper box on the application or authorization form and complete the signature card (and, if applicable, the resolution). The fund will send you checks when it receives these properly completed documents. You can then make the checks for $500 or more payable to the order of anyone. When the check is presented for payment, the fund will redeem a sufficient number of full and fractional shares in your account at that day's NAV to cover the amount of the check and any applicable deferred sales charge.

The use of checks is subject to the rules of your fund's designated bank for its checking accounts. If you do not have a sufficient number of shares in your account to cover the amount of the check and any applicable deferred sales charge, the check will be returned and no shares will be redeemed. Because it is not possible to determine your account's value in advance, you should not write a check for the entire value of your account or try to close your account by writing a check. The fund may change or end check-writing privileges at any time without notice. The check-writing service is not available for tax-qualified retirement plans, or if there are certificates for your shares.

* Additional requirements. In certain situations, for example, if you sell shares with a value of $100,000 or more, the signatures of all registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. In addition, Putnam Investor Services usually requires additional documents for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. For more information concerning Putnam's signature guarantee and documentation requirements, contact Putnam Investor Services.

* When will the fund pay me? The fund generally sends you payment for your shares the business day after your request is received. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

* Redemption by the fund. If you own fewer shares than the minimum set by the Trustees (presently 20 shares), the fund may redeem your shares without your permission and send you the proceeds. The fund may also redeem shares if you own more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

How do I exchange fund shares?

If you want to switch your investment from one Putnam fund to another, you can exchange your fund shares for shares of the same class of another Putnam fund at NAV. Not all Putnam funds offer all classes of shares or are open to new investors. If you exchange shares subject to a deferred sales charge, the transaction will not be subject to the deferred sales charge. When you redeem the shares acquired through the exchange, the redemption may be subject to the deferred sales charge, depending upon when you originally purchased the shares. The deferred sales charge will be computed using the schedule of any fund into or from which you have exchanged your shares that would result in your paying the highest deferred sales charge applicable to your class of shares. For purposes of computing the deferred sales charge, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any subsequent exchanges among funds.

To exchange your shares, complete an Exchange Authorization Form and send it to Putnam Investor Services. The form is available from Putnam Investor Services. A telephone exchange privilege is currently available for amounts up to $500,000. The telephone exchange privilege is not available if the fund issued certificates for your shares. Ask your financial advisor or Putnam Investor Services for prospectuses of other Putnam funds. Some Putnam funds are not available in all states.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and otherwise to promote the best interests of the fund, the fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges Putnam Management determines are likely to have a negative effect on the fund or other Putnam funds. Consult Putnam Investor Services before requesting an exchange.

Fund distributions and taxes

The fund normally distributes any net investment income monthly and any net realized capital gains annually. You may choose to:

* reinvest all distributions in additional shares;

* receive any distributions from net investment income in cash while reinvesting capital gains distributions in additional shares; or

* receive all distributions in cash.

If you do not select an option when you open your account, all distributions will be reinvested. If you do not cash a distribution check within a specified period or notify Putnam Investor Services to issue a new check, the distribution will be reinvested in the fund. You will not receive any interest on uncashed distribution or redemption checks. Similarly, if any correspondence sent by the fund or Putnam Investor Services is returned as "undeliverable," fund distributions will automatically be reinvested in the fund or in another Putnam fund.

The fund's investments in certain debt obligations may cause the fund to recognize income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

For federal income tax purposes, distributions of investment income are taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the fund owned the investments that generated them, rather than how long you have owned your shares. Distributions are taxable to you even if they are paid from income or gains earned by the fund before your investment (and thus were included in the price you paid). Distributions of gains from investments that the fund owned for more than one year are taxable as capital gains. Distributions of gains from investments that the fund owned for one year or less and gains on the sale of bonds characterized as market discount are taxable as ordinary income. Distributions are taxable whether you receive them in cash or reinvest them in additional shares.

Any gain resulting from the sale or exchange of your shares will generally also be subject to tax. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.


For more information
about Putnam American
Government Income Fund

The fund's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the independent accountant's report and financial statements included in the fund's most recent annual report to its shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The fund's annual report discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Internet site, or by calling Putnam toll-free at 1-800-225-1581.


You may review and copy information about a fund, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund's file number.


PUTNAM INVESTMENTS

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-225-1581

             Address correspondence to
             Putnam Investor Services
             P.O. Box 41203
             Providence, Rhode Island 02940-1203

             www.putnaminvestments.com

72749 6/01          File No. 811-4178